Exhibit 99.2

1 Second Quarter 2019 Results Investor Conference Call August 2, 2019 Quaker Chemical Corporation (also known as Quaker Houghton)

Risks and Uncertainties Statement

Quaker Houghton
Forward Together™

On August 1, 2019, Quaker Chemical Corporation completed its combination with Houghton International, Inc. ("Houghton") (herein referred to as "the Combination"). The results of operations of Houghton are not included in the Company's results described in this presentation as the date of closing was after June 30, 2019.

Regulation G

This presentation includes Company information that does not conform to generally accepted accounting principles ("GAAP"). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the Company's most recent annual report filed on form 10-K and 10-K/A as well as the second quarter earnings news release dated August 1, 2019, which has been furnished to the Securities and Exchange Commission ("SEC") on Form 8-K and the Company's Form 10-Q for the period ended June 30, 2019, which has been filed with the SEC.

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, including but not limited to statements relating to the potential benefits of the Combination described above, our current and future results and plans, and statements that include the words "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company's products and services is largely derived from the demand for its customers' products, which subjects the Company to uncertainties related to downturns in a customer's business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, significant changes in applicable tax rates and regulations, future terrorist attacks and other acts of violence. Furthermore, the Company is subject to the same business cycles as those experienced by steel, automobile, aircraft, appliance, and durable goods manufacturers. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to the Company's business could cause its results to differ materially from expected and historical results. Other factors beyond those discussed in this Report could also adversely affect us including, but not limited to the following related to the Combination:

- potential adverse effects on the Company's business, properties or operations caused by the implementation of the Combination;
- the Company's ability to promptly, efficiently and effectively integrate the operations of Houghton and Quaker Chemical;
- the ability to develop or modify financial reporting, information systems and other related financial tools to ensure overall financial integrity and adequacy of internal control procedures;
- the ability to identify and take advantage of potential synergies, including cost reduction opportunities, while maintaining legacy business and other related attributes, as well as the risk that the costs to achieve synergies may be more than anticipated;
- difficulties in managing a larger, combined company, addressing differences in business culture and retaining key personnel;
- risks related to each company's distraction from ongoing business operations due to the Combination; and,
- the outcome of any legal proceedings that may be instituted against the companies related to the Combination.

Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of our Form 10-K for the year ended December 31, 2018 as well as the proxy statement the Company filed on July 31, 2017 and in our quarterly and other reports filed from time to time with the SEC. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

Speakers Michael F. Barry Chairman of the Board, Chief Executive Officer & President Mary Dean Hall Senior Vice President, Chief Financial Officer & Treasurer Robert T. Traub Senior Vice President, General Counsel & Corporate Secretary Joseph Berquist Senior Vice President, Global Specialty Businesses & Chief Strategy Officer Shane W. Hostetter Vice President, Finance & Chief Accounting Officer Chart #1

▪ Quaker Chemical Corporation closed its combination with Houghton International, Inc. on August 1, 2019 ▪ Net sales of $205.9 million reflect a 3% negative foreign exchange impact and certain end - market challenges ▪ Reported net income of $15.6 million or $1.17 per diluted share ▪ Adjusted EBITDA and non - GAAP earnings per diluted share decrease 2% to $31.4 million and $1.56, respectively, primarily due to a 3% negative foreign exchange impact to earnings Chart #2 Second Quarter 2019 Headlines

Chairman Comments ▪ Second Quarter 2019 • Headwinds in the quarter included continued negative impacts from foreign exchange of ~ 3%, a decline in underlying markets including lower global automotive production of ~7% and a number of global customers reducing production in June due to inventory corrections • Market share gains helped partially overcome end market challenges • Net sales of $205.9 million included a negative impact from foreign currency translation of 3%, a decrease in sales volumes of 3% and lower selling price and product mix of 1% • Gross margin of 36.5% in Q2’19 was up sequentially from Q1’19 and consistent with Q2’18 • Non - GAAP earnings per diluted share of $1.56 compared to $1.59 in Q2’18 ▪ Second half of 2019 Outlook • Do not expect to experience the same magnitude of the current quarter challenges, as many of the headwinds faced in the first half of 2019 began near the end of the second quarter of 2018 and gradually worsened throughout the second half of the prior year • Begin our journey as Quaker Houghton and in two years expect to have an enterprise that will be integrated, positioned for above market growth and generating over $300 million of adjusted EBITDA on a going forward basis Chart #3 “ I continue to be very confident in our future and look forward to our journey as Quaker Houghton. ” – Michael F. Barry

▪ Non - GAAP EPS of $1.56 and adjusted EBITDA of $31.4 million decreased 2% compared to $1.59 and $32.2 million in Q2’18, respectively, primarily due to the negative impact from foreign exchange of approximately 3% or $0.04 per diluted share ▪ Net sales of $205.9 million decreased 7% driven by a negative impact from foreign currency translation of 3% or $6.6 million, as well as a decrease in sales volumes of 3% and lower selling price and product mix of 1% ▪ Gross profit decreased $5.8 million compared to Q2’18 due to the decrease in net sales as gross margin was consistent at 36.5% in both periods ▪ SG&A decreased $4.1 million in Q2’19 primarily due to a positive impact from foreign currency translation as well as lower labor - related costs ▪ Houghton combination and other acquisition - related costs (including interest) totaled $5.5 million or $0.34 per diluted share in Q2’19 compared to $4.5 million or $0.29 per diluted share in Q2'18 ▪ ETR of 24.2% and 16.8% in Q2'19 and Q2'18, respectively, include the impact of certain non - deductible acquisition - related expenses as well as a Q2’18 U.S. Transition tax adjustment; ETR without these and other non - core items would have been ~22% and 21%, respectively ▪ First six months of 2019 net operating cash flow of $22.4 million compared to $19.7 million in the first six months of 2018, primarily due to working capital improvement partially offset by higher current year cash tax payments Financial Highlights Second Quarter of 2019 Chart #4

Chart #5 Financial Snapshot ($ in Millions unless otherwise noted) Q2 2019 Q2 2018 YTD 2019 YTD 2018 Net Sales 205.9 222.0 417.1 434.0 Gross Profit 75.2 80.9 150.9 156.4 Gross Margin (%) 36.5% 36.5% 36.2% 36.0% SG&A 50.0 54.1 101.5 104.1 Combination and Other Acquisition- Related Expenses 4.6 4.3 9.1 9.5 Operating Income 20.5 22.6 40.4 42.8 Operating Margin (%) 10.0% 10.2% 9.7% 9.9% Non-GAAP Operating Income 25.5 26.9 49.8 52.3 Non-GAAP Operating Margin (%) 12.4% 12.1% 11.9% 12.0% Net Income Attributable to Quaker Chemical Corporation 15.6 19.2 29.4 32.0 GAAP Earnings Per Diluted Share 1.17 1.44 2.20 2.40 Non-GAAP Earnings Per Diluted Share 1.56 1.59 2.97 3.00 Adjusted EBITDA 31.4 32.2 61.1 63.1 Adjusted EBITDA Margin (%) 15.3% 14.5% 14.6% 14.5% Net Cash (Debt) 73.9 26.1 --- --- Net Operating Cash Flow 22.4 17.0 22.4 19.7 Effective Tax Rate ("ETR") (%) 24.2% 16.8% 25.4% 22.8%

Chart #6 Volume declines sequentially and year - over - year driven by challenging end - market conditions Product Volume by Quarter and Year in Thousands of Kilograms 100,000 140,000 180,000 220,000 260,000 300,000 30,000 40,000 50,000 60,000 70,000 80,000 Full Year Volume Quarter Volume Quarter Volume Full Year Volume

28.1% 35.0% 35.6% 32.7% 33.8% 35.9% 35.8% 37.7% 37.5% 35.5% 36.0% 36.2% 25.0% 28.0% 31.0% 34.0% 37.0% 40.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 Gross Margin Percentage 36.5% 36.5% 35.4% 35.9% 36.5% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Gross Margin Percentage Chart #7 Gross margin consistent with the prior year but up sequentially Gross Margin Percentage Trends

$41.0 $46.9 $68.2 $74.4 $83.8 $92.7 $100.2 $103.3 $106.8 $115.1 $125.8 $121.9 $123.7 7.1% 10.4% 12.5% 10.9% 11.8% 12.7% 13.1% 14.0% 14.3% 14.0% 14.5% 14.2% 14.5% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Trailing Twelve Months Q2'18 Trailing Twelve Months Q2'19 Adjusted EBITDA ($ Mils.) Adjusted EBITDA Margin (%) FY 2008 – Q2 2019 CAGR: 11.1% +740 Margin bps Adjusted EBITDA* Baseline Historical Performance Chart #8 *Refer to Appendix and non - GAAP reconciliations; recast for changes in adjusted EBITDA presentation in Q1’19.

-$110 -$90 -$70 -$50 -$30 -$10 $10 $30 $50 $70 $90 $110 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 $ Millions Cash ST/LT Debt Net Cash (Debt) Chart #9 Continued strong balance sheet as the Company’s cash exceeded its debt ~ $74 million Balance Sheet Cash and Debt

APPENDIX

Chart #10 Non - GAAP EPS Reconciliation Q2 2019 Q2 2018 YTD 2019 YTD 2018 GAAP earnings per diluted share 1.17$ 1.44$ 2.20$ 2.40$ Equity income in a captive insurance company per diluted share (0.03) (0.08) (0.06) (0.05) Houghton combination and other acquisition-related expenses per diluted share 0.34 0.29 0.69 0.66 U.S. Transition tax adjustment per diluted share - (0.09) - (0.09) Pension and postretirement benefit costs, non- service components per diluted share 0.06 0.03 0.11 0.06 Charges related to the settlement of a non-core equipment sale per diluted share 0.02 - 0.02 - Currency conversion impacts of hyper-inflationary economies per diluted share (0.00) 0.00 0.01 0.02 Non-GAAP earnings per diluted share 1.56$ 1.59$ 2.97$ 3.00$

Chart #11 Non - GAAP Operating Income Reconciliation ($ in thousands unless otherwise noted) Q2 2019 Q2 2018 YTD 2019 YTD 2018 Operating income 20,531$ 22,563$ 40,360$ 42,794$ Houghton combination and other acquisition-related expenses 4,604 4,291 9,087 9,500 Charges related to the settlement of a non-core equipment sale 384 - 384 - Non-GAAP operating income 25,519$ 26,854$ 49,831$ 52,294$ Non-GAAP operating margin (%) 12.4% 12.1% 11.9% 12.0%

TTM Adjusted EBITDA Reconciliation

($ in thousands unless otherwise noted)

Quaker Houghton
Forward Together

	I = G + H Trailing Twelve Months Q2 2019	H YTD Q2 2019	G = F - D Last Six Months 2018	F FY 2018	E = C + D Trailing Twelve Months Q2 2018	D YTD Q2 2018	C = B - A Last Six Months 2017	B FY 2017	A YTD Q2 2017
Net income	$ 56,930	$ 29,435	$ 27,495	$ 59,473	$ 33,358	$ 31,978	$ 1,380	$ 20,278	$ 18,898
Depreciation	12,130	6,087	6,043	12,373	12,595	6,330	6,265	12,598	6,333
Amortization	7,258	3,615	3,643	7,341	7,462	3,698	3,764	7,368	3,604
Interest, net *	3,316	1,509	1,807	4,041	3,219	2,234	985	1,358	373
Taxes on income before equity in net income of associated companies	25,555	9,729	15,826	25,050	39,788	9,224	30,564	41,653	11,089
Equity income in a captive insurance company	(1,059)	(736)	(323)	(966)	(2,163)	(643)	(1,520)	(2,547)	(1,027)
Houghton combination and other acquisition-related expenses	16,248	9,087	7,161	16,051	25,415	8,890	16,525	29,938	13,413
Pension and postretirement benefit costs, non-service components *	2,931	1,791	1,140	2,285	2,378	1,145	1,233	4,235	3,002
Loss on disposal of held-for-sale asset	-	-	-	-	125	-	125	125	-
Insurance insolvency recovery	(90)	-	(90)	(90)	(600)	-	(600)	(600)	-
Cost streamlining initiative	-	-	-	-	-	-	-	286	286
Gain on liquidation of an inactive legal entity	(446)	-	(446)	(446)	-	-	-	-	-
Charges related to the settlement of a non-core equipment sale	384	384	-	-	-	-	-	-	-
Currency conversion impacts of hyper-inflationary economies	583	163	420	664	292	244	48	388	340
Adjusted EBITDA	$ 123,740	$ 61,064	$ 62,676	$ 125,776	$ 121,869	$ 63,100	$ 58,769	$ 115,080	$ 56,311
Adjusted EBITDA Margin (%)	14.5%	14.6%	14.5%	14.5%	14.2%	14.5%	13.9%	14.0%	14.2%

* The Company updated its calculation methodology to include the use of interest expense net of interest income compared to the historical use of only interest expense, and also to include the non-service component of the Company's pension and postretirement benefit costs. Prior year amounts have been recast for comparability purposes.

Chart #12

Adjusted EBITDA Reconciliation

($ in thousands unless otherwise noted)

Quaker Houghton
Forward Together

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Net income	$ 9,833	$ 16,058	$ 32,120	$ 45,892	$ 47,405	$ 56,339	$ 56,492	$ 51,180	$ 61,403	$ 20,278	$ 59,473
Depreciation	10,879	9,525	9,867	11,455	12,252	12,339	12,306	12,395	12,557	12,598	12,373
Amortization	1,177	1,078	988	2,338	3,106	3,445	4,325	6,811	7,009	7,368	7,341
Interest, net *	4,409	4,805	4,024	3,585	3,691	1,936	(170)	961	852	1,358	4,041
Taxes on income before equity in net income of associated companies	4,977	7,065	12,616	14,256	15,575	20,489	23,539	17,785	23,226	41,653	25,050
Equity loss (income) in a captive insurance company	1,299	162	(313)	(2,323)	(1,812)	(5,451)	(2,412)	(2,078)	(1,688)	(2,547)	(966)
Non-cash gain from the purchase of an equity affiliate	-	-	-	(2,718)	-	-	-	-	-	-	-
Equity affiliate out of period charge	-	-	564	-	-	-	-	-	-	-	-
Restructuring expense (credit)	2,916	2,289	-	-	-	-	-	6,790	(439)	-	-
Executive transition costs	3,505	-	-	-	609	-	-	-	-	-	-
Houghton combination and other acquisition-related expenses	-	-	-	-	-	-	-	2,813	1,531	29,938	16,051
Customer bankruptcy costs	-	-	-	-	1,254	-	825	328	-	-	-
Pension and postretirement benefit costs, non-service components *	2,051	5,944	3,880	2,548	3,504	4,040	3,833	3,308	2,302	4,235	2,285
Cost streamlining initiatives	-	-	-	-	-	1,419	1,166	173	-	286	-
Loss on disposal of held-for-sale asset	-	-	-	-	-	-	-	-	-	125	-
Insurance insolvency recovery	-	-	-	-	-	-	-	-	-	(600)	(90)
Non-income tax contingency charge	-	-	4,132	-	-	796	-	-	-	-	-
Change in acquisition-related earnout liability	-	-	-	(595)	(1,737)	(497)	-	-	-	-	-
Mineral oil excise tax refund	-	-	-	-	-	(2,540)	-	-	-	-	-
Gain on liquidation of an inactive legal entity	-	-	-	-	-	-	-	-	-	-	(446)
Currency conversion impacts of hyper-inflationary economies	-	-	322	-	-	357	321	2,806	88	388	664
Adjusted EBITDA	$ 41,046	$ 46,926	$ 68,200	$ 74,438	$ 83,847	$ 92,672	$ 100,225	$ 103,272	$ 106,841	$ 115,080	$ 125,776
Adjusted EBITDA Margin (%)	7.1%	10.4%	12.5%	10.9%	11.8%	12.7%	13.1%	14.0%	14.3%	14.0%	14.5%

* The Company updated its calculation methodology to include the use of interest expense net of interest income compared to the historical use of only interest expense, and also to include the non-service component of the Company's pension and postretirement benefit costs. Prior year amounts have been recast for comparability purposes.

Chart #13

Chart #14 Segment Performance ($ in thousands) Q2 2019 Q2 2018 YTD 2019 YTD 2018 Net sales North America 94,383$ 97,392$ 189,636$ 189,212$ EMEA 53,150 60,166 109,438 122,221 Asia/Pacific 49,827 55,348 100,354 104,125 South America 8,509 9,056 17,651 18,459 Total net sales 205,869$ 221,962$ 417,079$ 434,017$ Q2 2019 Q2 2018 YTD 2019 YTD 2018 Operating earnings, excluding indirect operating expenses North America 20,547$ 23,237$ 41,419$ 43,602$ EMEA 9,043 9,096 17,825 19,389 Asia/Pacific 12,685 14,621 25,767 26,763 South America 1,220 1,114 2,417 1,749 Total operating earnings, excluding indirect operating expenses 43,495 48,068 87,428 91,503 Combination and other acquisition-related expenses (4,604) (4,291) (9,087) (9,500) Non-operating charges (16,533) (19,344) (34,266) (35,383) Depreciation of corporate assets and amortization (1,827) (1,870) (3,715) (3,826) Operating Income 20,531 22,563 40,360 42,794 Other income (expense), net 43 261 (592) (108) Interest expense (1,283) (1,602) (2,497) (3,294) Interest income 550 571 988 1,060 Income before taxes and equity in net income of associated companies 19,841$ 21,793$ 38,259$ 40,452$